Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Primech Holdings Ltd. (the “Company”) on Form 20-F for the year ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kit Yu Lee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 23, 2024

By:	/s/ Kit Yu Lee
Name:	Kit Yu Lee
Title:	Chief Financial Officer